UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 19, 2015

____________________________

ATHERONOVA INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)		20-1915083 (IRS Employer Identification No.)
2301 Dupont Drive, Suite 525 Irvine, CA 92612 (Address of Principal Executive Offices and zip code)

(949) 476-1100

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On February 19, 2015, the registrant issued a press release entitled “AtheroNova Receives Additional Notices of Debt Acceleration.” The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “AtheroNova Receives Additional Notices of Debt Acceleration.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: February 19, 2015	By:	/s/Mark Selawski
Mark Selawski
Chief Financial Officer & Secretary

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